UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/02/2011

The Gap, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-7562

Delaware	94-1697231
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2 Folsom Street
San Francisco, CA 94105
(Address of principal executive offices, including zip code)

(650) 952-4400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On February 2, 2011, The Gap, Inc. announced management and organizational changes at its Gap North America brand, including the creation of a Global Creative Center and the appointment of Art Peck as president of Gap North America. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

99.1         Press Release dated February 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Gap, Inc.

Date: February 02, 2011	By:	/s/ Michelle A. Banks
Michelle A. Banks
Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated February 2, 2011